EXHIBIT 10.29

SECOND SUPPLEMENTAL INDENTURE
Dated as of October 21, 2025
Among
LIVE NATION ENTERTAINMENT, INC.,
The Guarantors Party Hereto
And
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee and Collateral Agent

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THIS SECOND SUPPLEMENTAL INDENTURE (this “Second Supplemental Indenture”), entered into as of October 21, 2025, among LIVE NATION ENTERTAINMENT, INC., a Delaware corporation (the “Issuer”), the guarantors listed in Appendix I attached hereto (the “Existing Guarantors”), the guarantors listed in Appendix II attached hereto (the “New Guarantors,” and together with the Existing Guarantors, the “Guarantors”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. BANK NATIONAL ASSOCIATION, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”).
RECITALS
WHEREAS, the Issuer, certain guarantors party thereto, the Trustee and the Collateral Agent are parties to an Indenture, dated as of January 4, 2021, as supplemented by the First Supplemental Indenture, dated as of November 16, 2023, (as so supplemented, the “Indenture”), relating to the Issuer’s 3.750% Senior Secured Notes due 2028 (the “Notes”);
WHEREAS, Section 4.13 of the Indenture requires the Issuer to cause each Domestic Subsidiary (as defined in the Indenture) that is not a Guarantor under the Notes but becomes a guarantor under a Credit Facility (as defined in the Indenture) to execute and deliver to the Trustee and Collateral Agent a supplemental indenture pursuant to which such Domestic Subsidiary shall unconditionally guarantee all of the Issuer’s obligations under the Indenture and the Notes;
WHEREAS, the Issuer desires to amend the Notes pursuant to Section 9.01 of the Indenture to reflect the addition of the New Guarantors;
WHEREAS, pursuant to Section 9.01 of the Indenture, the Issuer, the Guarantors, the Trustee and the Collateral Agent can execute this Second Supplemental Indenture without the consent of holders; and
WHEREAS, all things necessary have been done to make this Second Supplemental Indenture, when executed and delivered by the Issuer and the Guarantors, the legal, valid and binding agreement of the Issuer and the Guarantors, in accordance with its terms.
NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and intending to be legally bound, the parties to this Second Supplemental Indenture hereby agree as follows:
ARTICLE I
Section 1.1    Capitalized Terms. Capitalized terms used herein and not otherwise defined herein are used as defined in the Indenture.
Section 1.2    Agreement to Guarantee. Each of the New Guarantors hereby agrees to guarantee the Issuer’s obligations under the Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture. From and after the date hereof, each of the New Guarantors shall be a Guarantor for all purposes under the Indenture and the Notes.
Section 1.3    Incorporation of Terms of Indenture. The obligations of each of the New Guarantors under the Guarantee shall be governed in all respects by the terms of the Indenture and shall constitute a Guarantee thereunder. Each of the New Guarantors shall be bound by the terms of the Indenture as they relate to the Guarantee.

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ARTICLE II
Section 2.1    Amendment of the Notes. Any corresponding provisions reflected in the Notes shall also be deemed amended in conformity herewith.
Section 2.2    Effectiveness of Amendments. This Second Supplemental Indenture shall be effective upon execution hereof by the Issuer, the Guarantors, the Trustee and the Collateral Agent.
Section 2.3    Interpretation; Severability. The Indenture shall be modified and amended in accordance with this Second Supplemental Indenture, and all the terms and conditions of both shall be read together as though they constitute one instrument, except that, in case of conflict, the provisions of this Second Supplemental Indenture will control. The Indenture, as modified and amended by this Second Supplemental Indenture, is hereby ratified and confirmed in all respects and shall bind every holder of Notes. In case of conflict between the terms and conditions contained in the Notes and those contained in the Indenture, as modified and amended by this Second Supplemental Indenture, the provisions of the Indenture, as modified by this Second Supplemental Indenture, shall control. In case any provision in this Second Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
Section 2.4    Governing Law. This Second Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.
Section 2.5    Counterparts. This Second Supplemental Indenture may be signed in various counterparts which together will constitute one and the same instrument.
Section 2.6    Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction hereof.
Section 2.7    Trustee and Collateral Agent. The recitals contained herein are made by the Issuer and the Guarantors, and not by the Trustee or the Collateral Agent, and the Trustee and the Collateral Agent assume no responsibility for the correctness thereof. The Trustee and the Collateral Agent make no representation as to the validity or sufficiency of this Second Supplemental Indenture. All rights, protections, privileges, indemnities and benefits granted or afforded to the Trustee and the Collateral Agent under the Indenture shall be deemed incorporated herein by this reference and shall be deemed applicable to all actions taken, suffered or omitted by the Trustee and the Collateral Agent under this Second Supplemental Indenture.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the date first above written.

LIVE NATION ENTERTAINMENT, INC., as Issuer

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

CONNECTICUT PERFORMING ARTS PARTNERS
By: NOC, INC., a partner
By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

By: CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION, a partner
By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

CELLAR DOOR VENUES, INC.
CONNECTICUT AMPHITHEATER DEVELOPMENT CORPORATION
LIVE NATION MARKETING, INC.
LIVE NATION PRODUCTIONS, LLC.
LIVE NATION WORLDWIDE, INC.
NOC, INC.
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TM VISTA INC.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

BLUES AT THE DEPOT, LLC
FILLMORE NEW ORLEANS CORP.
HOB ACE OF SPADES CORP.
HOB BOARDWALK, INC.
HOB CAFE CORP.
HOB CHICAGO, INC.
HOB DEPOT CORP.
HOB ENTERTAINMENT, LLC
HOB GRAND RAPIDS, LLC
HOB HIFI DALLAS CORP.
HOB MARINA CITY, INC.
HOB MARQUIS CORP.
HOB PUNCH LINE PENN CORP.
HOB PUNCH LINE S.F. CORP.
HOB QUEEN THEATER CORP.
HOB ROSE CITY MH CORP.
HOB SUMMIT MH CORP.
HOB VARSITY CORP.
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO, LLC
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
MICHIGAN LICENSES, LLC
NO LIMIT ENTERTAINMENT LLC
SPACELAND PRODUCTIONS LLC
THE ECHO LLC

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: President

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

LIVE NATION STUDIOS HOLDINGS, LLC
TICKETSTODAY, LLC
WILTERN RENAISSANCE LLC

By: LIVE NATION WORLDWIDE, INC., its sole member
By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

ARTIST NATION MANAGEMENT GROUP, LLC
BARON GLOBAL, INC.
SPALDING ENTERTAINMENT, LLC

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

ASSEMBLY ROOM STUDIOS, LLC
EIGHT BALL PRICING SOLUTIONS, LLC
F AND F CONCESSIONS, INC.
FACULTY MANAGEMENT, LLC
FACULTY PRODUCTIONS, LLC
FRONT GATE TICKETING SOLUTIONS, LLC
HARD EVENTS LLC
HOFESH, LLC
IO MEDIA, INC.
IOMEDIA TECHNOLOGIES, LLC
LIVE NATION TICKETING, LLC
MICROFLEX 2001 LLC
NEW YORK THEATER, LLC
TICKETMASTER L.L.C.
TICKETWEB, LLC
FESTIVAL HOLDINGS, L.L.C.
NEW ERA FARMS, LLC
RIVAL LABS, INC.
WOLFSON ENTERTAINMENT, INC.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

FILLMORE MINNEAPOLIS CORP.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: President
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

LMG MANAGEMENT LLC
REIGNDEER ENTERTAINMENT CORP.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

LIVE NATION LGTOURS (USA), LLC
LIVE NATION MTOURS (USA), INC.
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
MBA ARTIST MANAGEMENT COMPANY, LLC
TNA TOUR II (USA) INC.

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

BIGCHAMPAGNE, LLC

By: TICKETMASTER L.L.C., its sole member

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

C3 BOOKING, LLC
C3 PRESENTS, L.L.C.
C3P EMO’S, LLC

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

AXIS NATION, LLC

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

FH JV HOLDINGS, LLC

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

BIG LOUD MOUNTAIN MANAGEMENT, LLC
HILLSIDE PRODUCTIONS, INC.
PIZZA FRIDAY PRODUCTIONS, LLC
REBEL ARTIST MANAGEMENT, LLC

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: General Counsel and Secretary

ELEMENT1 MANAGEMENT, LLC
REIGNDEER ENTERTAINMENT, LLC
UNIVERSE INC. (F/K/A UNIIVERSE COLLABORATIVE LIFESTYLE, INC.)

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: Executive Vice President, General Counsel and Secretary

HOB ROXIAN CORP.
HOB SEATTLE CORP.
STATESIDE GROUP, LLC
STUBB'S AUSTIN RESTAURANT COMPANY LC
VAN BUREN GROUP HOLDINGS, LLC
VN WAUKEE CORP

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: President
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

ARCHER MUSIC HALL LLC

By: HOB Entertainment, LLC, its sole member

By:	/s/ Michael Rowles
Name: Michael Rowles
Title: President

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

HOB PUNCH LINE CHICAGO CORP.
HOB PUNCH LINE DALLAS CORP.
VN FILLMORE DENVER CORP.
WEST BEVERLY GROUP LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

EMAGEN WITH, LLC
EMPORIUM PRESENTS, LLC
NESTE EVENT MARKETING, LLC
RED MOUNTAIN ENTERTAINMENT, LLC
SCOREMORE HOLDINGS, LLC
SHAKY FESTIVALS HOLDINGS, LLC

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	General Counsel and Secretary

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

INNINGS, LLC

By: C3 PRESENTS, L.L.C., a member

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary

By: SHAKY FESTIVALS HOLDINGS, LLC, a member

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

SHAKY KNEES FEST LLC

By: SHAKY FESTIVALS HOLDINGS, LLC, its sole member

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

TICKETMASTER PACIFIC ACQUISITIONS, INC.

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	Executive Vice President, General Counsel and Secretary
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

ZIGGY’S PIZZA, LLC

By: VAN BUREN GROUP HOLDINGS, LLC, its sole member

By:	/s/ Michael Rowles
Name:	Michael Rowles
Title:	President

Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

U.S. Bank Trust Company, National Association not in its individual capacity but solely as Trustee

By:	/s/ Bradley E. Scarbrough
Name: Bradley E. Scarbrough
Title: Vice President

U.S. Bank Trust Company, National Association not in its individual capacity but solely as Collateral Agent

By:	/s/ Bradley E. Scarbrough
Name: Bradley E. Scarbrough
Title: Vice President
Signature Page to Second Supplemental Indenture 3.750% Senior Secured Notes due 2028

APPENDIX I
Existing Guarantors
ARTIST NATION MANAGEMENT GROUP, LLC
ASSEMBLY ROOM STUDIOS, LLC
AXIS NATION, LLC
BARON GLOBAL, INC.
BIG LOUD MOUNTAIN MANAGEMENT, LLC
BLUES AT THE DEPOT, LLC
BIGCHAMPAGNE, LLC
C3 BOOKING, LLC
C3 PRESENTS, L.L.C.
C3P EMO’S LLC
CELLAR DOOR VENUES, INC.
CONNECTICUT AMPHITHEATRE DEVELOPMENT CORPORATION
CONNECTICUT PERFORMING ARTS PARTNERS
EIGHT BALL PRICING SOLUTIONS, LLC
ELEMENT1 MANAGEMENT, LLC
F AND F CONCESSIONS, INC.
FACULTY MANAGEMENT, LLC
FACULTY PRODUCTIONS, LLC
FESTIVAL HOLDINGS, L.L.C.
FH JV HOLDINGS, LLC
FILLMORE MINNEAPOLIS CORP.
FILLMORE NEW ORLEANS CORP.
FRONT GATE TICKETING SOLUTIONS, LLC
HARD EVENTS LLC
HILLSIDE PRODUCTIONS, INC.
HOB ACE OF SPADES CORP.
HOB BOARDWALK, INC.
HOB CAFE CORP.
HOB CHICAGO, INC.
HOB DEPOT CORP.
HOB ENTERTAINMENT, LLC
Appendix I

HOB GRAND RAPIDS, LLC
HOB HIFI DALLAS CORP.
HOB MARINA CITY, INC.
HOB MARQUIS CORP.
HOB PUNCH LINE PENN CORP.
HOB PUNCH LINE S.F. CORP.
HOB QUEEN THEATER CORP.
HOB ROSE CITY MH CORP.
HOB ROXIAN CORP.
HOB SEATTLE CORP.
HOB SUMMIT MH CORP.
HOB VARSITY CORP.
HOFESH, LLC
HOUSE OF BLUES ANAHEIM RESTAURANT CORP.
HOUSE OF BLUES CLEVELAND, LLC
HOUSE OF BLUES CONCERTS, INC.
HOUSE OF BLUES DALLAS RESTAURANT CORP.
HOUSE OF BLUES HOUSTON RESTAURANT CORP.
HOUSE OF BLUES LAS VEGAS RESTAURANT CORP.
HOUSE OF BLUES MYRTLE BEACH RESTAURANT CORP.
HOUSE OF BLUES NEW ORLEANS RESTAURANT CORP.
HOUSE OF BLUES ORLANDO RESTAURANT CORP.
HOUSE OF BLUES RESTAURANT HOLDING CORP.
HOUSE OF BLUES SAN DIEGO, LLC
HOUSE OF BLUES SAN DIEGO RESTAURANT CORP.
IO MEDIA, INC.
IOMEDIA TECHNOLOGIES, LLC
LIVE NATION BOGART, LLC
LIVE NATION CHICAGO, INC.
LIVE NATION LGTOURS (USA), LLC
LIVE NATION MARKETING, INC.
LIVE NATION MTOURS (USA), INC.
LIVE NATION PRODUCTIONS, LLC
LIVE NATION STUDIOS HOLDINGS, LLC
Appendix I

LIVE NATION TICKETING, LLC
LIVE NATION TOURING (USA), INC.
LIVE NATION USHTOURS (USA), LLC
LIVE NATION UTOURS (USA), INC.
LIVE NATION WORLDWIDE, INC.
LMG MANAGEMENT LLC
MBA ARTIST MANAGEMENT COMPANY, LLC
MICHIGAN LICENSES, LLC
MICROFLEX 2001 LLC
NEW ERA FARMS, LLC
NEW YORK THEATER, LLC
NO LIMIT ENTERTAINMENT LLC
NOC, INC.
PIZZA FRIDAY PRODUCTIONS, LLC
REBEL ARTIST MANAGEMENT, LLC
REIGNDEER ENTERTAINMENT CORP.
REIGNDEER ENTERTAINMENT, LLC
RIVAL LABS, INC.
SPACELAND PRODUCTIONS LLC
SPALDING ENTERTAINMENT, LLC
STATESIDE GROUP, LLC
STUBB'S AUSTIN RESTAURANT COMPANY LC
THE ECHO LLC
TICKETMASTER L.L.C.
TICKETMASTER NEW VENTURES HOLDINGS, INC.
TICKETSTODAY, LLC
TICKETWEB, LLC
TM VISTA INC.
TNA TOUR II (USA) INC.
WILTERN RENAISSANCE LLC
WOLFSON ENTERTAINMENT, INC.
UNIVERSE INC. (F/K/A UNIIVERSE COLLABORATIVE LIFESTYLE, INC.)
VAN BUREN GROUP HOLDINGS, LLC
VN WAUKEE CORP
Appendix I

APPENDIX II
New Guarantors
ARCHER MUSIC HALL LLC
EMAGEN WITH, LLC
EMPORIUM PRESENTS, LLC
HOB PUNCH LINE CHICAGO CORP.
HOB PUNCH LINE DALLAS CORP.
INNINGS, LLC
NESTE EVENT MARKETING, LLC
RED MOUNTAIN ENTERTAINMENT, LLC
SCOREMORE HOLDINGS, LLC
SHAKY FESTIVALS HOLDINGS, LLC
SHAKY KNEES FEST LLC
TICKETMASTER PACIFIC ACQUISITIONS, INC.
VN FILLMORE DENVER CORP.
WEST BEVERLY GROUP LLC
ZIGGY’S PIZZA, LLC
Appendix II